SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

May 23, 2003

Date of Report (Date of earliest event reported)

Factory Card & Party Outlet Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-21859	36-3652087
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2727 Diehl Road, Naperville, Illinois 60563

(Address of principal executive offices) (Zip Code)

(630) 579-2000

(Registrant’s telephone number)

Item 5.    Other Events.

The date of the 2003 annual meeting of stockholders of Factory Card & Party Outlet Corp. (“FCPO”) has been set for July 16, 2003. The record date for such meeting is May 27, 2003. FCPO has filed today with the Securities and Exchange Commission a definitive proxy statement relating to such meeting.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FACTORY CARD & PARTY OUTLET CORP.

/S/ JAMES D. CONSTANTINE
James D. Constantine Executive Vice President and Chief Financial and Administrative Officer

Dated: May 23, 2003